EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Daxor Corporation (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date thereof (the "Report"), I, Stephen Feldschuh, Vice President of Operations and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen Feldschuh
Stephen Feldschuh
Vice President of Operations and Chief Financial Officer
August 11, 2004


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